First Financial Northwest, Inc.

WELCOME

Ninth Annual
Shareholders Meeting
June 15, 2016

NASDAQ GS Symbol: FFNW

Board of Directors

Name	Board Title	Business Title	Year Appointed to the Board
Gary F. Kohlwes, Ed. D	Chairman	Retired Superintendent Renton School District	1977
Gary F. Faull	Director/Directors' Loan Committee Chair	Attorney Gary F. Faull Law Offices	1999
Richard P. Jacobson	Director	EVP, CFO, and COO FFNW/FFNWB	2013
Joseph W. Kiley III	Director	President and CEO FFNW/FFNWB	2012
Joann E. Lee, CPA	Director/Nominating and Corporate Governance Committee Chair	Principal Joann Lee & Associates, CPAs	2005
Roger H. Molvar	Director/Audit, Compliance, and Risk Committee Chair	Director of PacWest Bancorp in Los Angeles, CA	2015
Kevin D. Padrick	Director/Investment and ALCO Committee Chair/Internal Asset Review Committee Chair	Sr. Principal/Co-Founder Obsidian Finance Group, LLC	2013
Daniel L. Stevens	Director/Compensation and Awards Committee Chair	Retired Chairman Home Federal Bank	2011

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	4	28
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	3	27
Simon Soh	SVP, Chief Lending Officer (FFNWB)	6	26
Ronnie J. Clariza	SVP, Chief Risk Management Officer	13	15
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	2	33
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	1	37

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Agenda

Corporate Overview
Local Economy
Selected Financial Results & Balances
Asset Quality
Stock Performance
Strategic Initiatives
Community Involvement

Corporate Overview

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- Revoked 10(l) election – became a Bank Holding Co. – March 31, 2015
- NASDAQ Global Select Market: FFNW
- **All time high stock price $14.00 – 12/30/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $13.10 – 06/10/16

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 corridor in Western Washington, with a primary focus in King and Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative branches in Mill Creek and Edmonds, WA
  - Coming soon: New branch at The Landing in Renton, WA – planned Q2 2016

Puget Sound Region


First Financial
First Financial


Snohomish
First Financial
Mill Creek
Lynnwood
First Financial
Edmonds
Mountlake Terrace
Bothell
Echo Lake
Cottage Lake
Redmond
Seattle
Bellevue
Sammamish
Mercer Island
Klahanie
Newcastle
Issaquah
First Financial
Renton
East Renton Highlands
SeaTac

Bank Consolidation Continues:
Branch Traffic Going Digital



2009 – iPhone 3
Number of FDIC Insured Institutions
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
Number of Bank Offices
101,000
98,000
95,000
92,000
89,000
86,000
83,000
80,000
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Institutions
Offices

Wells Fargo and others are shrinking branch footprints . . .

right-sizing <u>NOT</u> abandoning.*

*Source: Wall Street Journal 5/31/2016

Mill Creek Branch


Right Away
First Financial
Northwest Bank

Edmonds Branch


First Financial
Northwest Bank
First Financial
Northwest Bank

The Landing Branch
(Renton)



1002 E
Coming soon here at The Landing
a new branch of a unique bank!
First Financial Northwest Bank
unique
solutions

Contemporary/Innovative Branches



Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen



innovative
energy



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

Local Economy

Economic Activity



King County population 2.1 million
9.6% increase from 2010


Bachelor's degrees

47% Seattle residents
29% national average

UNEMPLOYMENT



Washington apartment vacancy rate 3.5%
Development boom in South Lake Union
National apartment vacancy rate 4.5%



National unemployment rate 5.0%
down from 9.5% in 2010
National participation rate 62.6%

Washington unemployment rate 5.8% down from 9.9% in 2010
Washington participation rate 60.1%

King & Snohomish Counties' unemployment rate 4.6%



King County median house price $473k
⬆13.0% from 2015

National median house price $186K
⬆4.8% from 2015

Sources: https://www.census.gov
www.fortress.wa.gov/eds/employmentdata
www.bls.gov

Employers

amazon

- 15,000 employees in the region

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

COSTCO WHOLESALE

- 8,500 employees in the region

GroupHealth

- New Renton Campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

IKEA

- 400,000sf Retail Center
- One of the largest in the US

FEDERAL RESERVE BANK OF SAN FRANCISCO

STARBUCKS COFFEE

- 11,000 employees in the region

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

Weyerhaeuser

- 10,000 employees in the region

Puget Sound Region


Nordstrom Corporate Headquarters
NORDSTROM
Seattle
amazon
Starbucks Corporate Office
CenturyLink Field
Seattle Aquarium
Harbor Island


SECO DEVELOPMENT, INC
BOEING
First Financial Northwest Bank
PACCAR
GroupHealth
First Financial Northwest Bank


IKEA
amazon
Amazon Fulfillment Center


BOEING
Snohomish
First Financial Northwest Bank
Mill Creek
Lynnwood
First Financial Northwest Bank
Edmonds
Mountlake Terrace
Echo Lake
Bothell
Cottage Lake
Microsoft
Redmond
Seattle
Bellevue
Sammamish
Mercer Island
Klahanie
Newcastle
COSTCO WHOLESALE
Issaquah
SEATTLE SEAHAWKS
First Financial Northwest Bank
Renton
East Renton Highlands
SeaTac
Weyerhaeuser

Local Development



*Source: Kip Spencer – Seco Development Southport
Renton March 2016

Top 21 Construction Projects

PUGET SOUND BUSINESS JOURNAL

Rank	Project Name	Total Estimated Cost	Project Size	Owner/Developer	Construction Manager/ General Contractor	Project Architect	Target Completion Date
1	Sound Transit East Link Extension Judkins Park Station, Seattle to Redmond Technology Center Station Redmond	$3.7 billion	14 miles	Sound Transit	Guy F. Atkinson Construction, Kiewit/Hoffman	Perkins+Will, LMN, Hewitt, Tiscareno Associates	2023
2	The Spring District Bel-Red Corridor Bellevue	$2.3 billion	36 acres	Wright Runstad & Co., Shorenstein Properties	Howard S. Wright	NBBJ	2028
3	Sound Transit Northgate Link light rail extension UW Husky Stadium to Northgate Seattle	$2.1 billion	4.3 miles	Sound Transit	JCM Northlink LLC	Hewitt	2021
4	State Route 99 Tunnel Project Alaskan Way Viaduct Seattle	$1.4 billion	2 miles	Washington State Dept. of Transportation	Seattle Tunnel Partners, a joint venture of Dragados and Tutor Perini	HNTB	Late 2017
5	The Bellevue Collection 575 Bellevue Way Bellevue	$1.2 billion	2 million sq. ft.	Kemper Development Co.	GLY Construction	Sclater Architects	2016
6	Esterra Park 2464 152nd Ave. NE Redmond	$900 million	28-acre mixed-use project	Capstone Partners	JTM Construction	Brumbaugh & Associates	2017
7	Amazon Tower II 2101 7th Ave. Seattle	$550 million	1.1 million sq. ft.	Amazon	Sellen Construction	NBBJ	2016
8	Stadium Place North of CenturyLink Field Seattle	$517 million	1.5 million sq. ft.; 3.85-acre site	Stadium Place Investors LLC	JTM Construction, Sodo Builders	ZGF Architects, Fretheit & Ho Architects	2018
9	Explosives Handling Wharf 2 Naval Base Kitsap Bremerton	$448 million	6.3 acres	U.S. Dept. of the Navy	Skanska USA, American Bridge, Nova Group joint venture	BergerABAM	Jun-16
10	Elliott Bay Seawall Project Central Seawall, S. Washington St. to Virginia St. Seattle	$410.2 million	3,700 feet	Seattle Dept. of Transportation	Mortensen-Manson joint venture	Parsons Transportation Group	mid 2017
11	8th & Howell Convention Hotel 808 Howell St. Seattle	$400 million	1.4 million sq. ft.	R. C. Hedreen Co.	Sellen Construction	LMN	2018
11	The Mark 801 5th Ave. Seattle	$400 million	528,000 sq. ft.	Daniels Real Estate	JTM Construction	ZGF Architects	2017
11	The Troy Block 300 Boren Ave. N Seattle	$400 million	800,000 sq. ft.	Touchstone	Lease Crutcher Lewis	Perkins + Will	Summer 2016
14	Madison Centre 505 Madison St. Seattle	$391.6 million	746,000 sq. ft.	Schnitzer West	Sellen Construction	NBBJ	Feb. 2017
15	Sound Transit S. 200th Link light rail extension Sea-Tac Airport to S. 200th St. Seattle	$383 million	1.6 miles	Sound Transit	PCL Civil Constructors (guideway, station) Harbor/Pacific Graham (garage)	VIA Architects (guideway/station), Brooks + Scarpa (garage)	2016
16	Southport Office Campus 1101 Lake Washington Blvd. N Renton	$350 million	17.1 acre development including three 9 story buildings	SECO Development	Exxel Pacific	Zimmer Gunsul Frasca Architects LLP	2019
17	Kirkland Urban Phase I 457 Central Way Kirkland	$331.5 million	650,000 sq. ft.	Talon	Ryan	CollinsWoerman, Hewitt and Weber Thompson	2018
18	Stadium Place East Phase 1 255 S. King St. Seattle	$300 million	915,413 sq. ft.	American Life Inc.	Sodo Builders	Fretheit & Ho	2016
19	Chambers Creek Regional Wastewater Treatment Plant Expansion 10311 Chambers Creek Rd., University Pl. Pierce County	$239 million	Average 45 MGD (million gallons per day)	Pierce County	Mortenson Construction	Brian & Caldwell	Sept. 2016
20	2202 8th Ave. 2202 8th Ave. Seattle	$237 million	40-story apartment tower	Clise Properties	Hoffman Construction	Graphite Design Group	2017
21	Southport Hyatt Regency 1053 Lake Washington Blvd. N Renton	$225 million	377,000 sq.ft.	SECO Development	Sellen Construction	NG2	Jan. 2017

*Locally Researched by: [illegible] Crowe, Puget Sound Business Journal May 06, 2016, 3:00am PDT Revised: May 06, 2016, 11:15am PDT
This list ranks the largest construction projects in the local Puget Sound region by total estimated cost. The local Puget Sound region, which is defined as King, Pierce and Snohomish counties. Information was obtained from public documents, firm representatives, company websites and PSBJ reports. In case of ties, projects are listed alphabetically.

This list was researched and compiled by [illegible] Crowe, research director.

Selected Financial Results & Balances

First Financial Northwest Snapshot

(end of period)

	Q1 2016	12/31/15	12/31/14
	Dollars in millions except per share amounts		
Assets	$ 939.2	$ 979.9	$ 937.0
Loans Receivable, Net	$ 717.5	$ 685.1	$ 663.9
Deposits	$ 668.6	$ 675.4	$ 614.1
Shares Outstanding	13.5 MM	13.8 MM	15.2 MM
Book Value Per Share	$ 12.52	$ 12.40	$ 11.96
Total Risk-Based Capital	16.8%	17.6%	19.6%
Earnings Per Share	$ 0.14	$ 0.67	$ 0.72
Net Income	$ 1.8	$ 9.2	$ 10.7

Total Loan Portfolio



$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
2014
2015
Q1 2016
$704
$11
$51
$248
$120
$274
$751
$15
$86
$252
$144
$254
$787
$12
$94
$273
$151
$257
1-4 Family
Multifamilty
CRE
Construction RE
Business & Consumer
Total Loans, gross

Deposits

(end of period – dollars in millions)



Q1 2015
$37.4
7%
$180.0
32%
$347.4
61%
Q4 2015
$45.7
8%
$323.8
53%
$239.8
39%
Q1 2016
$40.8
7%
$324.2
54%
$238.0
39%
Checking & Now Accts
Savings & Money Market Accts
CDs

Noninterest Expense/Average Assets



4.00%
3.00%
2.00%
1.00%
0.00%
3.48%
3.12%
3.12%
3.08%
3.23%
3.07%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Name Change
Branch Openings
Core Conversion
Growth Initiatives
WA State Peer Group*
Noninterest Expense/Average Assets

*Source: FDIC State Profile

Asset Quality

Nonperforming Assets (NPAs)

(dollars in thousands)



$60
$50
$40
$30
$20
$10
$-
$50
$40
$15
$11
$5
$4
$26
$17
$11
$9
$4
$3
$24
$23
$4
$2
$1
$1
2011
2012
2013
2014
2015
Q1 2016
Nonperforming Loans
OREO
NPA

Stock Performance

FFNW Stock Price & Dividend Yields

January 2015 – April 2016



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$11.99
$12.01
$12.35
$11.90
$11.60
$12.46
$12.43
$12.24
$12.09
$12.55
$13.54
$13.96
$13.53
$13.37
$13.17
$13.64
1.94%
1.93%
1.99%
1.72%
1.82%
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
Dividend Yield
Closing Price on Last Business Day of the Month

NASDAQ GS Symbol: FFNW

*Source: Yahoo Finance

First Financial Northwest, Inc.

Historical Price Performance –

Since January 1, 2013

	P / TBV			P / 2017E EPS		
	11/5/15	1/25/16	5/18/16	11/5/15	1/25/16	5/18/16
First Financial Northwest, Inc.	103.9%	109.4%	106.3%	NA	NA	NA
Regional Bank Index[1]	201.5%	154.3%	177.2%	14.1x	10.7x	12.2x


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
01/01/2013
03/01/2013
05/01/2013
07/01/2013
09/01/2013
11/01/2013
01/01/2014
03/01/2014
05/01/2014
07/01/2014
09/01/2014
11/01/2014
01/01/2015
03/01/2015
05/01/2015
07/01/2015
09/01/2015
11/01/2015
01/01/2016
03/01/2016
05/01/2016
FFNW
67.2%
S&P 500
40.0%
Regional Banks
42.9%

Performance			
	S&P 500	Regional Banks	FFNW
2013	29.6%	43.7%	37.4%
2014	11.4%	0.2%	16.1%
2015	(0.7%)	3.5%	15.9%
YTD 2016	0.2%	(0.3%)	(4.7%)

Source: SNL Financial.
Note: Market data as of May 18, 2016.
1) Based on market capitalization weighted average of the index component companies.

A BANK'S VALUATION DEPENDS ON EXPECTED SHAREHOLDER RETURNS ($MILLIONS)

- The slope of the P/TBV vs. ROATCE regression line largely represents a P/E valuation Multiple
- Banks with lower ROATCES (<~8.0%) have valuations more correlated to TBV
- Banks with higher ROATCEs (>8.0%) have valuations more correlated to EPS

P/TBV Based Valuation	P/E Based Valuation



4.00x
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
P / TBV
Banks Below 8% 2017E ROATCE
Median Assets $2,982
Median P/TBV 113.9%
Median P/2017 EPS 13.9x
Median TCE/TA 10.2%
Median ROAA 0.35%
Banks Above 8% 2017E ROATCE
Median Assets $6,770
Median P/TBV 165.4%
Median P/2017 EPS 12.5x
Median TCE/TA 8.8%
Median ROAA 0.98%
y = 102.31x2 - 8.9545x + 1.3928
R² = 0.5871
FFNW
ROATCE (MRQ) 4.27%
P/TBV 108.8%
P / MRQ EPS 24.3x
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
2017E ROATCE

Source: SNL Financial. Market data as of May 12, 2016.
Note: Includes selected publicly traded US headquartered banks between $2 and $100 billion in assets with 2017 EPS estimates. Excludes MHCs, Co-Ops, savings banks, and merger targets.

Strategic Initiatives

Strategic Initiatives

ONGOING:

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Grow organically
  - Acquisition of whole bank(s), branches, or earning assets
  - Share repurchases
- Branch Expansion
  - Mill Creek branch opened Q3 2015
  - Edmonds branch opened Q1 2016
  - The Landing (Renton) branch opening planned for Q3 2016
  - Exploring - Strategically placed ATMs
  - Embrace technology in order to diversify deposit composition away from CDs
- Position the Bank to explore niche expansion opportunities
  - Grow market share of the Chinese/American sector
  - Expand other niche opportunities vacated, or not serviced, by other banks, i.e. aviation
    - (New and used piston, turboprop, and light jet aircraft)
  - Loan Participation/Acquisition
  - Diversify geographic composition of loan portfolio

Strategic Initiatives *cont.*

- Hire experienced lending teams to pursue / expand niche markets
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB Des Moines

Completed

- Charter change to Washington State Commercial Bank – February 2016
- Core Processor conversion – Completed August 2015
- Expanded Board of Directors– August 2015
- Name change – Implemented September 2015
- Implemented Wealth Management products and services via LPL Financial $22 million under management at March 31, 2016

About the Company and the Bank

First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank; a Washington chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region. For additional information, please visit the Bank's website at www.ffnwb.com and click on the "Investor Relations" section.

Community Involvement

Innovation in Financial Education Award

- Recognized by NASDAQ and EverFi for innovation in financial education through employee volunteer activities that were focused on improving the financial capability of the surrounding communities.

- *Awards ceremony took place April 6,2016, at the NASDAQ headquarters in New York City.*

2016 Innovation In Financial Education Award



You are NOT ALONE
bfrb.org
NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial Northwest Bank
Nasdaq
FOX
STARBUCKS COFFEE

2016 Innovation in Financial Education


Nasdaq
EVERFI
INNOVATION IN FINANCIAL EDUCATION AWARDS HONOREES
BankUnited
BB&T
BBVA Compass
Beneficial
DISCOVER
First Financial Northwest Bank
First Republic Bank
From One Hand To AnOTHER
Genworth
GLACIER
MassMutual
MBT
Morgan Stanley
NAVIENT
NexTier Bank
North Shore Bank
PNC BANK
REGIONS
START CHANGE
Silicon Valley Bank
tcf
UBS
War Horse

Renton High School Football Team

Financial Literacy Program


RENTON
56
ALL CITY
55
RENTON

*Renton High School Coach Tim Tramp, Joe Jokonya, Joe Kiley III, and Griffin Proctor

Thank you!